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                              A & M PRODUCTS INC.,
                                   AS SELLER
                                      AND
                           FIRST BRANDS CORPORATION,
                                  AS PURCHASER

                            ------------------------

                       ASSET PURCHASE AND SALE AGREEMENT
                           DATED AS OF JUNE 27, 1996

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                       ASSET PURCHASE AND SALE AGREEMENT

     ASSET PURCHASE AND SALE AGREEMENT (this 'Agreement' or the 'Purchase Agreement'), dated as of June 27, 1996, by and between FIRST BRANDS CORPORATION, a Delaware corporation (the 'Purchaser' or 'First Brands'), and A & M PRODUCTS INC., a Texas corporation ('A&M').

                                  WITNESSETH:

     WHEREAS, the Purchaser desires to purchase from time to time certain trade accounts receivable of certain obligors generated on or before the Cut-Off Date (as defined) or to be generated after the Cut-Off Date by A&M in the normal course of their respective businesses pursuant to written agreements or with invoices on open accounts;

     WHEREAS, A&M desires to sell from time to time and assign certain trade accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

     WHEREAS, A&M and the Purchaser are entering into this Agreement with the intention that the transactions contemplated hereby will be executed; and

     WHEREAS, A&M is a Subsidiary of the Purchaser;

     NOW, THEREFORE, it is hereby agreed by and between the Purchaser and A&M as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions by reference herein, attached hereto as Annex
Y. All other capitalized terms used herein shall have the meanings specified herein.

     SECTION 1.2 Other Definitional Provisions. The words 'hereof,' 'herein' and 'hereunder' and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II
               PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES;
                            DESIGNATED SUBSIDIARIES

     SECTION 2.1 Sale. (a) Upon the terms and subject to the conditions set forth herein, A&M hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from A&M, on the terms and subject to the conditions specifically set forth herein, all of its respective right, title and interest in, to and under (i) all Receivables outstanding on the Cut-Off Date and created by A&M thereafter together with all Related Security and all other instruments and all rights under the Receivables Documents relating to such Receivables and all rights (but not the obligations) relating to such Receivables, (ii) all monies due or to become due with respect thereto and (iii) all proceeds of the foregoing. The foregoing sale, assignment, transfer and conveyance does not constitute an assumption by the Purchaser of any obligations of A&M or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security or other agreement and instrument relating to the Receivables.

     (b) In connection with the foregoing sale, A&M agrees to record and file, at its own expense, a financing statement or statements with respect to the Receivables and the other property described in clauses (i), (ii) and (iii) of
Section 2.1(a) sold or to be sold by A&M hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the applicable UCC against all creditors of and purchasers from A&M, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser on or prior to the Initial Closing Date.

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     (c) The Purchaser  shall not  purchase Receivables hereunder  if A&M  shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to A&M or relating to all or substantially all of its property (an 'Involuntary Case') upon receipt by A&M at its head corporate office of notice of such Involuntary Case.

     (d) The Purchaser shall not purchase Receivables hereunder if A&M shall admit in writing its inability to pay its debts as they are due, or A&M shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any present or future federal or state bankruptcy, insolvency or similar law, or A&M shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, signee, trustee, custodian, sequestrator or other similar official of A&M or of any substantial part of its property or A&M shall make an assignment for the benefit of creditors or A&M shall fail generally to pay its debts as such debts become due or A&M shall take corporate action in furtherance of any of the foregoing.

     (e) In connection with the sale and conveyances hereunder, A&M agrees, at its own expense, on or prior to the Initial Closing Date, to indicate clearly and unambiguously in the computer and microfiche files in which such Receivables are maintained by it or on its behalf that an interest in all Receivables and the other property described in clauses (i), (ii) and (iii) of Section 2.1(a) has been conveyed to the Purchaser pursuant to this Agreement as of the Cut-Off Date.

     (f) In connection with the sale and conveyances hereunder A&M further agrees, at its own expense, on or prior to the Initial Closing Date to deliver to the Purchaser a computer file, hard copy list or microfiche list containing a true and complete list of all such Receivables specifying for each such Receivable, as of the Cut-Off Date, the name of the Obligor thereunder and the aggregate Unpaid Balance of such Receivable. Such file or list shall be marked as Schedule 1 hereto and shall be incorporated into and made a part hereof.

                                  ARTICLE III
                           CONSIDERATION AND PAYMENT

     SECTION 3.1 Purchase Price. The purchase price (the 'Purchase Price') for the Receivables and related property conveyed to the Purchaser under this Agreement shall be a dollar amount equal to (a) for Receivables transferred on the Initial Closing Date, the aggregate Unpaid Balance of all Receivables as of the Cut-Off Date, multiplied by the excess of one over A&M's Discount, and (b) for Receivables transferred on any date thereafter, the aggregate Unpaid Balance of all receivables so transferred multiplied by the excess of one over A&M's Discount.

     SECTION 3.2 Payment of Purchase Price. The Purchase Price for the Receivables and related property shall be paid on the Initial Closing Date with respect to the Receivables existing on the Cut-Off Date and each Business Day thereafter on which Receivables are transferred hereunder, by payment in cash in immediately available funds.

     SECTION 3.3 Settlement. On each Business Day, A&M shall deliver to the Purchaser a report in substantially the form of Exhibit A, showing the aggregate Purchase Price of Receivables generated on the preceding Business Day and to be created on such Day and the aggregate repurchase price of Receivables to be repurchased on such Business Day pursuant to Section 6.1.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 A&M's Representations and Warranties. A&M represents and warrants to the Purchaser as of the date hereof and as of the Initial Closing Date, and shall be deemed to represent and warrant as of the date of the creation of any Receivable sold to the Purchaser hereunder, that:

          (a) Organization, Good Standing and Due Qualification. A&M is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement, to own or lease all of its properties and assets, to carry on its business as it is now

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     being conducted and to execute, deliver and perform this Agreement and each other document or instrument to be delivered by it hereunder. A&M is duly qualified as a foreign corporation in good standing under the laws (or is exempt from such requirements), and has obtained all necessary licenses and approvals of each other jurisdiction where the failure to so qualify or to obtain such licenses and approvals would, if not remedied, render any Contract or any Receivable unenforceable by A&M or the Purchaser or would, if not remedied, have a material adverse effect on such contract or Receivable or on the Purchaser.

          (b) Authorization; Valid Agreement. The execution, delivery and performance of this Agreement and each other document or instrument to be delivered by A&M hereunder (collectively, the 'Conveyance Papers'), have been duly authorized by all required corporate action on the part of A&M, and this Agreement constitutes the legal, valid and binding obligation of A&M, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding-at-law or in equity).

          (c) No Conflicts. The execution, delivery and performance by A&M of this Agreement and the other Conveyance Papers do not and will not (i) contravene its charter or by-laws, (ii) violate any provision of, or require any filing (except for the filings under the UCC required by this Agreement, each of which has been duly made and is in full force and effect), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to A&M, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect, (iii) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which A&M is a party or by which it or its properties may be bound or affected, except those as to which a consent or waiver has been obtained and is in full force and effect and an execution copy of which has been delivered to the Purchaser, or (iv) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by A&M other than as specifically contemplated by this Agreement.

          (d) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of A&M, threatened against A&M, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the other Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of A&M, would materially and adversely affect the performance by A&M of its obligations under this Agreement or any other Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Conveyance Papers or the rights of the Purchaser hereunder or thereunder.

          (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by A&M of this Agreement or any other Conveyance Papers, the performance by A&M of the transactions contemplated by this Agreement or any other Conveyance Papers and the fulfillment by A&M of the terms hereof and thereof, have been obtained and are in full force and effect.

          (f) Bona Fide Receivables. Each Receivable is or will be an account receivable arising out of A&M's performance in accordance with the terms of the Contract giving rise to such Receivable. A&M has no knowledge of any fact which should have led it to expect at the time of the initial creation of an interest in any Receivable hereunder that such Receivable would not be paid in full when due except with respect to any Sales and Marketing Discount. Each Receivable classified as an 'Eligible Receivable' by A&M in any document or report delivered hereunder will satisfy the requirements of eligibility contained in the definition of Eligible Receivable.

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          (g)  Taxes. A&M has  filed all tax returns  (federal, state and local)
     required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from A&M or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings. A&M knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established.

          (h) Place of Business. The principal place of business of A&M if it has only one place of business or its chief executive office (as that term is used in the UCC) if it has more than one place of business is as set forth on Schedule 2 hereto and the offices where A&M keeps its records concerning the Receivables and related Contracts are as set forth on
     Schedule 2 hereto.

          (i) Financial Condition. Since September 30, 1995 there has been no material adverse change in the ability of A&M to service and collect the Receivables and the Related Security. As of the Initial Closing Date, there has been no material adverse change in the financial condition of A&M since September 30, 1995.

          (j) Use of Proceeds. No proceeds of the sale of any Receivable hereunder received by A&M will be used by A&M to acquire any security in a transaction that is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin security.

          (k) Lock-Box Banks and Accounts. The Lock-Box Banks are the only institutions holding any lock-box accounts for the receipt of payments from Obligors in respect of Receivables, and all Obligors under all Receivables have been instructed to make payments only to banks which are Lock-Box Banks and such instructions are in full force and effect and all Obligors, and only such Obligors, have been instructed to make payments only to Lock-Box Accounts and such instructions are in full force and effect.

          (l) Not an Investment Company. A&M is not an 'investment company' within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

     The representations and warranties set forth in this Section 4.1 shall survive the sale of the Receivables to the Purchaser. Upon discovery by A&M or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the others.

     SECTION 4.2 A&M's Representations and Warranties Regarding Receivables.

     (a) Valid Sale, etc. A&M represents and warrants to the Purchaser as of the Initial Closing Date with respect to the Receivables outstanding on the Cut-Off Date and shall be deemed to represent and warrant on each day thereafter with respect to the Receivables created on such date that:

          (i) A&M is not insolvent;

          (ii) A&M is the legal and beneficial owner of all right, title and interest in and to each such Receivable, and each such Receivable has been or will be transferred to the Purchaser free and clear of any Lien other than Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if A&M shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto;

          (iii) all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by A&M in connection with the transfer of such Receivables and other related property with respect thereto transferred hereunder to the Purchaser have been duly obtained, effected or given and are in full force and effect;

          (iv) A&M has clearly and unambiguously marked all its computer records and all microfiche storage files regarding such Receivables and other related property with respect thereto transferred hereunder as the property of the Purchaser. This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of A&M in the Receivables now existing and hereafter created and in the Related Security and Collections with respect thereto, all proceeds (as defined in the UCC) of each Receivable free and clear of any Adverse Claim or interest of any Person. Upon the filing of any financing statements described in Section 7.1(d) and, in the case of

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     the Receivables hereafter created or  transferred to the Purchaser and  the proceeds thereof, upon the creation or transfer thereof, the Purchaser shall have a first priority perfected ownership interest in such property except for Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if A&M shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto; provided, however, that A&M makes no representation or warranty with respect to the effect of Section 9-306(4) of the UCC on the rights of the Purchaser to proceeds held by A&M at the time insolvency proceedings are instituted by or against A&M of the Receivables to which the proceeds relate;

          (v) as of the Initial Closing Date, Schedule 1 to this Agreement is and will be an accurate and complete listing of all the Receivables in all material respects as of each day such report covers and the information contained therein with respect to the identity of each Receivable and the Unpaid Balance existing thereunder is and will be true and correct in all material respects as of such day; as of the close of business on June 26, 1996, the aggregate Unpaid Balance for all Receivables conveyed by A&M to the Purchaser was $8,069,742; as of the close of business on June 26, 1996 the aggregate Unpaid Balance for all Eligible Receivables conveyed by A&M to the Purchaser was $7,854,654;

          (vi) each such Receivable and Related Security and Collections with respect thereto has been or will be transferred to the Purchaser free and clear of any Adverse Claim of any Person; and

          (vii) each account receivable conveyed pursuant to Section 2.01(a) hereof is on the date of creation of such account receivable and each Receivable classified as an 'Eligible Receivable' by A&M in any document or report delivered hereunder will satisfy the requirement of eligibility contained in the definition of Eligible Receivable.

     (b) Notice of Breach. The representations and warranties set forth in  this
Section 4.2 shall survive the transfer and assignment of the Receivables and the Related Security and Collections with respect thereto to the Purchaser. Upon discovery by any of A&M or the Purchaser of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give prompt written notice thereof to the other.

     SECTION 4.3 Representations and Warranties of the Purchaser. As of the date hereof and as of the Initial Closing Date, the Purchaser hereby represents and warrants to, and agrees with, A&M and shall be deemed to represent and warrant as of the date of the creation of any Receivable sold to the Purchaser hereunder that:

          (a) Organization and Good Standing. The Purchaser is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver, and perform its obligations under the Conveyance Papers.

          (b) Due Qualification. The Purchaser is neither required to qualify, nor to register, as a foreign corporation in any state in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Purchaser required under federal, Delaware and Connecticut law.

          (c) Due Authorization. The execution and delivery of the Conveyance Papers and the consummation of the transactions provided for in the Conveyance Papers have been duly authorized by the Purchaser by all necessary corporate action on the part of the Purchaser.

          (d) No Conflict. The execution and delivery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution and delivery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the

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     Conveyance Papers will not conflict with or violate any Requirements of Law applicable to the Purchaser.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority (i) asserting the invalidity of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Purchaser, would materially and adversely affect the performance by the Purchaser of its obligations under the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers to which the Purchaser is a party.

          (g) All Consents Required. All approvals, authorizations, licenses, consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained.

     The representations and warranties set forth in this Article IV shall survive the conveyance of the Receivables to the Purchaser, and termination of the rights and obligations of the Purchaser and A&M under this Agreement. Upon discovery by the Purchaser or A&M of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                   ARTICLE V
                         COVENANTS OF A&M AND PURCHASER

     SECTION 5.1 A&M Covenants. A&M hereby covenants and agrees with the Purchaser as follows:

     During the term of this Agreement, and until all Receivables sold to the Purchaser shall have been paid in full or written-off, and all amounts owed by A&M pursuant to this Agreement have been paid unless the Purchaser otherwise consents, in writing, A&M covenants and agrees as follows:

          (a) Compliance with Laws, etc. A&M shall duly satisfy all obligations on their part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to properly convey the Receivables and the related property to be conveyed hereunder and will comply in all material respects with all Requirements of Law in connection with creating the Receivables the failure to comply with which would have a material adverse effect on the Purchaser or its interest in the Receivables.

          (b) Preservation of Corporate Existence. A&M (i) shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and (ii) shall qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied, materially adversely affect the interests of the Purchaser or its interests in the Receivables, or the ability of A&M to perform its obligations hereunder in the case of (ii) and where such failure shall remain unremedied for a period of 30 days or such failure has a material adverse effect on the interests of the Purchaser or its interests in the Receivables or on the ability of A&M to perform its obligations hereunder.

          (c) Audits. At any time and from time to time during A&M's regular business hours, on reasonable prior notice and for a purpose reasonably related to this Agreement, A&M shall, in response to any reasonable request of the Purchaser, permit the Purchaser, or its agents or representatives (which may include its Permitted Assignees (defined in Section 9.5)), at the cost and expense of A&M (a) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of A&M relating to the Receivables, the Related Security and the related Contracts and (b) to visit the offices and properties of A&M for the purpose of examining such materials and to discuss matters relating to the Receivables or A&M's performance hereunder with any of the officers or employees of A&M having knowledge thereof or A&M's independent accountants.

          (d) Keeping of Records and Books of Account. A&M shall maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Receivables and the related property with respect thereto conveyed hereunder in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information reasonably necessary or advisable for the collection of all the Receivables and such related property. Such books, microfiche and computer records shall reflect all facts giving rise to the Receivables, all payments and credits with respect thereto, and the computer records shall be clearly marked to show the interests of the Purchaser in the Receivables.

          (e) Performance and Compliance with Receivables and Contracts. At its expense A&M shall timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by them under the Contracts related to the Receivables.

          (f) Continuous Perfection. A&M shall not change its name, identity or structure in any manner which might make any financing or continuation statement filed hereunder misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless A&M shall have given the Purchaser at least 90 days' prior written notice thereof and shall have taken all action 60 days prior to making such change (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or advisable in the opinion of the Purchaser or its Permitted Assignees to amend such financing statement or continuation statement so that it is not misleading. A&M shall not change its chief executive office or change the location of its principal records concerning the Receivables, the Related Security and the Collections from the locations specified in Section 4.1(h) unless it has given the Purchaser at least 60 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Purchaser in the Receivables, the Related Security and the Collections to continue to be perfected with the priority required by this Agreement. A&M will at all times maintain its principal executive office and any other office at which it maintains records relating to the Receivables and the Related Security within the United States of America.

          (g) Certain Documentation. A&M shall hold in trust for the account of the Purchaser (to the extent of its interest therein) any document evidencing or securing any Receivable and the related Contract, other than instruments (as such term is used in the UCC), if any, that shall have been delivered to the Purchaser hereunder. A&M hereby delegates its obligations and duties under this Section 5.1(g) to the Servicer; provided, however, that such delegation shall not release A&M's obligations and duties under this Section 5.1(g). Such holding in trust by A&M or Servicer shall be deemed to be the holding thereof by the Purchaser for purposes of perfecting the Purchaser's rights therein as provided in the UCC. A&M shall, upon the Purchaser's request, deliver to the Purchaser any document held by A&M in trust hereunder.

          (h) Assessments. A&M will promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it which may materially and adversely affect any of the Receivables or rights with respect thereto.

          (i) Further Action. A&M shall make, execute or endorse, acknowledge, and file or deliver to the Purchaser from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Receivables, the Related Security and the Collections and other rights covered by this Agreement, as the Purchaser may request and reasonably require including executing and delivering to the Purchaser any instruments, financing or continuation statements or other writings reasonably necessary or desirable to maintain the perfection or priority of its ownership interest in the Receivables, the Related Security and the Collections under the UCC or other applicable law. At any time at the request of the Purchaser, A&M shall from time to time, deliver to, and sign any bills, statements and letters directed to the Obligors on the Receivables or other writings necessary to carry out the terms and provisions of this Agreement and to facilitate the collection of the Receivables.

          (j) No Transfer. A&M shall not sell, assign, pledge, convey or otherwise transfer any Receivable or any interest therein except for the transfer of such Receivable to the Purchaser as provided herein.

          (k) Indemnification. A&M agrees to indemnify, defend and hold the Purchaser harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Purchaser may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by A&M of its representations, warranties and covenants contained herein, or any information certified in any Schedule delivered by A&M hereunder, being untrue in any respect at any time. The obligations of A&M under this Section 5.1(k) shall be considered to have been relied upon by the Purchaser and shall survive the execution, delivery, performance and termination of this Agreement regardless of any investigation made by the Purchaser or on its behalf.

          (l) Sale. A&M agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

     SECTION 5.2 Purchaser Covenant Regarding Sale Treatment. The Purchaser agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

                                   ARTICLE VI
                                   [RESERVED]

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

     SECTION 7.1 Conditions to the Purchaser's Obligations Regarding Receivables. The obligations of the Purchaser to purchase the Receivables on any Business Day and on the Initial Closing Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of A&M contained in this Agreement shall be true and correct on the Initial Closing Date and the date hereof, and, with respect to the representations and warranties of A&M contained in this Agreement relating to the Receivables, shall also be true and correct on the day of creation of any Receivable with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the Cut-Off Date, in the case of Receivables transferred on the Initial Closing Date, or the Date of Processing, in the case of Receivables created after the Initial Closing Date;

          (c) At the Initial Closing Date, A&M shall have delivered to the Purchaser a computer file or microfiche list containing a true and complete list of all Receivables identified by name of Obligor and by Unpaid Balance and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) A&M shall have recorded and filed, at its expense, any financing statement with respect to the Receivables now existing and hereafter created for the transfer of accounts generated by A&M (as defined in
     Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect the sale of the Receivables from A&M to the Purchaser, and shall deliver (or have previously delivered) a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to the Purchaser; and

          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from A&M copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested.

     SECTION 7.2 Conditions Precedent to A&M's Obligations. The obligations of A&M to sell Receivables on the Initial Closing Date and on any Business Day shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the Purchaser contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.3 hereof shall have been made.

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to A&M, and A&M shall have received from the Purchaser copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as A&M may reasonably have requested.

                                  ARTICLE VIII
                              TERM AND TERMINATION

     SECTION 8.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the earlier of: (a) a date which shall be three years from the Initial Closing Date subject to automatic extensions of one year periods unless otherwise agreed to in writing by A&M and the Purchaser; or (b) upon the occurrence of any of the following events: the Purchaser or A&M shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days after its filing; provided, however, that the Purchaser shall have no duty to continue to purchase Receivables from and after the filing of an involuntary petition but prior to dismissal, or (v) become unable for any reason to convey or reconvey Receivables in accordance with the provisions of this Agreement (any such date set forth in clause (a) or (b) hereof being a 'Termination Date'); provided, however, that the termination of this Agreement pursuant to this subsection 8.1(b) hereof shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to repurchase Receivables sold prior to such termination pursuant to Section 6.1 hereof.

     SECTION 8.2 Effect of Termination. No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of A&M or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pretermination breaches of representations and warranties by A&M or the Purchaser. Without limiting the foregoing, prior to termination, the failure of A&M to deliver computer records of Receivables or Daily Reports shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article V or Section 9.1 of this Agreement render an executed sale executory.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     SECTION 9.1 Amendment. This Agreement and any other Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and A&M. This Agreement and any other Conveyance Papers may be amended from time to time by the Purchaser and A&M to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any other Conveyance Papers or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any other Conveyance Papers.

     SECTION 9.2 Governing Law. THIS AGREEMENT AND THE OTHER CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF THE NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

     (a) in the case of A&M, to:

           A & M Products Inc.
           83 Wooster Heights Road
           Danbury, Connecticut 06813-1911
           Attention: Treasurer
           telephone: (203) 731-2487
           telecopy: (203) 731-2395

     (b) in the case of the Purchaser to:

           First Brands Corporation
           83 Wooster Heights Road
           Danbury, Connecticut 06813-1911
           Attention: Treasurer
           telephone: (203) 731-2487
           telecopy: (203) 731-2395

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     SECTION 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

     SECTION 9.5 Assignment. This Agreement and all other Conveyance Papers may not be assigned by the parties hereto except by the Purchaser in connection with a transfer of substantially all of the Receivables to a permitted assignee (the 'Permitted Assignee').

     SECTION 9.6 Further Assurances. The Purchaser and A&M agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

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
     SECTION 9.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or A&M, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privileged hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

     SECTION 9.8 Counterparts. This Agreement and all other Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.9 Binding Effect; Third-Party Beneficiaries. This Agreement and the other Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Any
Permitted Assignee shall be considered a third-party beneficiary of this Agreement.

     SECTION 9.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 9.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning of interpretation of any provision hereof.

     SECTION 9.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     IN WITNESS WHEREOF, the Purchaser and A&M each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                          FIRST BRANDS CORPORATION
                                          as Purchaser

                                          By:  .................................
                                            Title:

                                          A & M PRODUCTS INC.
                                          as Seller

                                          By:  .................................
                                            Title:

                                                                      SCHEDULE 1

                              INITIAL RECEIVABLES

                                 (SEE ATTACHED)

                                                                      SCHEDULE 2

A & M Products Inc.
83 Wooster Heights Road
Danbury, Connecticut 06813-1911

                                                                         ANNEX Y

                       ASSET PURCHASE AND SALE AGREEMENT
                                  DEFINITIONS

     As used herein the following terms shall include in the singular number the plural and in the plural number the singular:

          'A&M Discount' shall mean 4%.

          'Adverse Claim' shall mean any lien, claim, security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease, encumbrance or similar right of any other Person or any agreement to give any of the foregoing.

          'Affiliate' of any Person shall mean any other Person controlling, controlled by or under common control with such Person or, in any event, a Person which has the power to vote 25% or more of the securities having ordinary voting power for the election of directors of the specified Person. As used herein, 'control' of a specified Person shall mean the ability to direct or cause the direction of the management and policies of the specified Person, whether through the direct or indirect ownership of the voting securities of such specified Person, by contract or otherwise.

          'Business Day' shall mean any day other than (a) a Saturday or a Sunday, (b) another day on which First Brands is closed, as set forth on the list furnished by (or on behalf of) A&M to the Purchaser on the Initial Closing Date or prior to December 1 of each year or (c) another day on which banking institutions or trust companies in the State of New York generally or The City of New York, New York, are authorized or obligated by law, executive order or governmental decree to be closed.

          'Collections' shall mean, with respect to the Receivables on any Business Day, all amounts received since the prior Business Day in collected funds in payment of or in respect of the Receivables, including, without limitation, all cash proceeds (as such term is defined in the UCC) of any Related Security therefor.

          'Contract' shall mean either a written agreement between A&M and another Person, or an invoice pursuant to an open account or a written agreement of a Person, pursuant to which such Person is obligated to pay for goods, merchandise and/or services, that is in compliance in all material respects with the requirements of the Credit and Collection Policy.

          'Conveyance Papers' shall have the meaning specified in Section 4.1(b) of the Purchase Agreement.

          'Credit and Collection Policy' shall mean A&M's credit extension policies and procedures and collection practices relating to Receivables and Contracts as in effect on the Initial Closing Date, as attached to the Purchase Agreement and as the same may be modified from time to time.

          'Cut-Off Date' shall mean June 26, 1996.

          'Daily Report' shall mean a report showing the date and making the computations required by the terms of the Purchase Agreement to be supplied in such report. A form of the Daily Report is attached to the Purchase Agreement.

          'Date of Processing' shall mean, with respect to any transaction by A&M which generates a Receivable, the date that such transaction has been or should have been first recorded on the computer master file of Receivables maintained by A&M (without regard to the effective date of such recordation).

          'Debtor Relief Laws' shall mean the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshaling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

          'Defaulted Receivable' shall mean a Receivable which is recorded as written off on A&M's computer master file of Receivables as uncollectible, which shall be deemed to have occurred, no later than earlier of (a) the 121st day after the invoice due date for such Receivable or (b) the date on which the Obligor on such Receivable becomes subject to or seeks the benefit of any Debtor Relief Law.

          'Delinquent Receivable' shall mean any Eligible Receivable that is not a Defaulted Receivable as to which all or any part of the outstanding balance remains unpaid more than 30 days past the Contract due date.

          'Determination Date' shall mean, with respect to any Settlement Period, the seventh day of the next calendar month or if such day is not a Business Day, the next succeeding Business Day.

          'Dollars' and '$' shall mean dollars in lawful currency of the United States of America.

          'Eligible Receivable' shall mean a Receivable:

             (a) that has arisen in the ordinary course of business from the sale of First Brand's or a Designated Subsidiary's goods, merchandise or services;

             (b) with respect to which the Obligor's obligation to pay is evidenced by a Contract and such Contract provides for full payment of the amount thereof (subject to any applicable Sales and marketing Discount), the delivery of the goods or merchandise or the rendering of the services giving rise to such Receivable has been completed and such goods or merchandise or such services have been accepted by the obligor;

             (c) that is not a Delinquent Receivable or a Defaulted Receivable;

             (d) which does not constitute an obligation of the United States, any state or other political subdivision thereof, or any agency, instrumentality or subdivision of any of the foregoing;

             (e)  which  arises out  of a  'current  transaction' as  defined in
        Section 3(a)(3) of the Securities Act of 1933, as amended;

             (f) that was created in compliance, in all material respects, with the Credit and Collection Policy and all Requirements of Law applicable to A&M and pursuant to a Contract that complies, in all material respects, with the Credit and Collection Policy and all Requirements of Law applicable to A&M, and, as of the date of conveyance under the Purchase Agreement, the terms of which have not been extended or modified except in accordance with the Credit and Collection Policy;

             (g) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by A&M in connection with the creation of such Receivable or the execution, delivery and performance by A&M of the related Contract, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

             (h) as to which, at the time of and at all times after the creation of such Receivable, A&M had good and marketable title thereto free and clear of all Liens;

             (i) that arises under a Contract which has been duly authorized and which, together with such Receivable, is in full force and effect and such Contract, together with such Receivable, constitutes the legal, valid and binding payment obligation of the Obligor with respect thereto, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

             (j) neither such Receivable nor the related Contract is subject to any dispute, offset, defense or counterclaim (other than a Sales and Marketing Discount) with respect to the underlying obligation which has been communicated to A&M or about which A&M has knowledge;

             (k) that is an account receivable representing all or part of the sales price of merchandise, insurance or services (within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended);

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             (l) that is denominated and  payable only in United States  dollars and payable to a Lock-Box Account in the United States of America;

             (m) the Obligor of which (i) is not bankrupt, insolvent, undergoing composition or adjustment of debts or is unable to make payment of its obligations when due, (ii) is located (within the meaning of Section 9-103 of the applicable UCC) within the United States of America and
        (iii) is not an Affiliate of A&M;

             (n) that constitutes an 'account' under and as defined in Section 9-106 of the UCC as then in effect in the States of Connecticut and Delaware; and

             (o) that arises out of any Existing Business or any New Business of A&M.

          'Existing Businesses' shall mean those businesses in which A&M is engaged in on the Initial Closing Date.

          'GAAP' shall mean generally accepted accounting principles in the United States.

          'Governmental Authority' shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          'Initial Closing Date' shall mean June 27, 1996.

          'Lien' shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

          'Lock-Box Account' shall mean an account in the name of the Chemical Bank, as Trustee under the Pooling and Servicing Agreement, maintained pursuant to a Lock-Box Agreement.

          'Lock-Box Agreements' shall mean the collective reference to each agreement substantially in the form delivered on the Initial Closing Date, between A&M and a Lock-Box Bank, pursuant to which such Lock-Box Bank receives or will receive Collections from time to time as provided therein, and any other future agreement substantially in the form attached to the Purchase Agreement with any other Lock-Box Bank.

          'Lock-Box Banks' shall mean any of the banks listed in Exhibit C to the Purchase Agreement (including their successors) and any other bank which becomes a Lock-Box Bank pursuant to and which is a party to a Lock-Box Agreement and pursuant thereto holds or may in the future hold one or more lock-box accounts for receiving Collections.

          'New Business' shall mean any business (a) the products of which are distributed in distribution chains substantially the same as those used with respect to products of the Existing Businesses and (b) are sold with terms that are substantially the same as those relating to products of the Existing Businesses.

          'Obligor' shall mean, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable under a Contract.

          'Person' shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          'Pooling and Servicing Agreement' shall mean the Pooling and Servicing Agreement, dated as of May 21, 1992, by and among First Brands Funding Inc, as Transferor, First Brands, as Servicer, and Chemical Bank, as Trustee, and all amendments thereof and supplements thereto.

          'Purchase Date' shall mean the date on which a Receivable is conveyed to the Buyer and the Purchase Price therefore is due and payable.

          'Receivable' shall mean each account receivable that is owing upon creation to A&M by an Obligor located in the United States of America under a Contract arising from a sale of goods, merchandise and/or services by A&M, including all obligations of such Obligor with respect thereto

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     and all rights of a secured party (as such term is defined in the UCC) with respect to such Unpaid Balance, including, without limitation, all proceeds of the foregoing but not including a Defaulted Receivable or a Reconveyed Receivable. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable.

          'Receivables Documents' shall  mean all Contracts  giving rise to  the
     Receivables   and  other   evidences  of   Receivables  including,  without
     limitation, tapes, discs, punch cards and related property and rights.

          'Related Security' shall mean, with respect to any Receivable, (a) all of the right, title and interest of A&M in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable, (b) all other Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, (c) the assignment for the benefit of First Brands of all UCC financing statements or similar instruments covering any collateral securing payment of such Receivable,
     (d) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, and (e) all other instruments and all rights under the Receivables Documents relating to such Receivables and all rights (but not obligations) relating to such Receivables.

          'Requirements of Law' for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board).

          'Sales and Marketing Discount' shall mean with respect to any Receivable, all offsets, discounts and other charges to such Receivable resulting from sales and marketing activities of A&M and the Obligor, including, without limitation, offsets or discounts for rapid payment, coupon collection, display allowances or co-operative advertising.

          'Servicer' shall mean the 'Servicer' under the Pooling and Servicing Agreement.

          'Settlement Date' shall mean, with respect to any Determination Date, the Business Day immediately succeeding such Determination Date.

          'Settlement Period' shall mean a calendar month.

          'Standard & Poor's' or 'S&P' shall mean Standard & Poor's, a division of the McGraw Hill Companies.

          'Subsidiary' of any Person shall mean any corporation 50% or more of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or any similar business organization which is so owned or controlled.

          'UCC' shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified or applicable jurisdiction.

          'Unpaid Balance' shall mean at any time, with respect to a Receivable, the outstanding amount of the indebtedness of the related Obligor incurred in connection with a particular purchase under or evidenced by the related Contract, exclusive of any sales or other tax, if any, included or payable with respect to such purchase.

          'Written'  or   'in  writing'   shall  mean   any  form   of   written
     communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

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